UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

2050 MOTORS, INC.

(Exact name of Registrant as specified in its Charter)

CALIFORNIA	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

25 N River Lane Suite 2050, Geneva, IL 60134
(Address of principal executive offices)

(630) 708-0750
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

2050 Motors, Inc. is referred to herein as “we”, “us”, or “us”

ITEM 8.01 Other Events

2050 Motors, Inc. hereby provides an update for investors on the status of coding for its planned global social network targeting the cannabis industry @ www.kanab.club targeted for beta launch Winter 2019. A walk through with the programming group MarkUp Designs Ltd. can be found at (https://drive.google.com/open?id=1lgiVyR0iNFuaCAMwK0_udEy3pz0MUFhS):

Web Main Pages:

Sign-up / Sign-In Page:

●	Users will register using either ‘Email’ or ‘Phone’. Done
●	The user will log in using ‘Email/Phone’ and Password. ending
●	User will request for a new password by clicking ‘Forget Password’ Done

User Profile:

●	User can manage own profile details. Done
●	User can see his/her ‘Followers’. Done
●	User can see whom they’re ‘Following’ Done

User Timeline:

●	On the timeline, the user will able to get the recent feeds. Done

User Wall:

●	Users will be able to post any media content on his/her own wall i.e. wall-post. Done

Friend-list:

●	Users will search for friends by email. Done
●	Users will see ‘Suggested Friends’. Done
●	Users will Accept / Reject ‘New Friend request’. Done
●	Users will see the ‘Friend requests sent’. Done

Chat Messenger:

●	Users will communicate with friends using Chat – Messenger ‘one-to-one’. Done

Like / Share / Comment:

●	Applicable to all media-content. Done

Settings:

●	Activity Log
●	Change Password Done
●	Block / Unblock User Done
●	Report Abuse Pending
●	Privacy
●	Who can see my posts? [ Public / Friends Only] Done
●	Who can post on my wall? [ Everyone / Friends Only] Done

Notifications:

●	New Friend Request Done
●	For Likes / Comments / Shares User will get notification for like share or they tagged to someone.
●	Message Pending

Administrative Panel:

Login for Admin Panel:

●	Username Done
●	Password Done
●	Forget Password Done

Profile Management:

●	Admin will be able to manage Admin Profile Done
●	Admin will be able to Change Password Done
●	Admin will be able to manage Contact, Enquiry Done

User Management:

●	Admin will be able to manage all Users
●	Block any User Done
●	Unblock any User Done

Content Management:

●	Admin will be able to ‘purge’ any ‘inappropriate media-content’ posted. Pending

Site Analytics:

Admin will be able to track the Site:

●	The number of Active Users. Done
●	Number of Media-Content posted (images/videos) Done

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2050 MOTORS, INC.

Date: October 4, 2019	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer